================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 17, 1999

                        COMMISSION FILE NUMBER 000-27548


                          LIGHTPATH TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                                               86-0708398
(State or  other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                               Identification No.)


   6820 Academy Parkway East, Ne
      Albuquerque, New Mexico                                      87109
(Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (505) 342-1100


================================================================================

                          LIGTHPATH TECHNOLOGIES, INC.
                                    FORM 8-K


ITEM 5. OTHER EVENTS.

     On December 17, 1999,  the  registrant  issued the press  release  filed as
Exhibit 99.1 hereto.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        Exhibit           Description
        -------           -----------

         99.1             Press release issued December 17, 1999.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed in its behalf by the undersigned, thereunto duly authorized.


                                             LIGHTPATH TECHNOLOGIES, INC.


December 20,1999                             By: /s/ Donald Lawson
                                                -----------------------------
                                                Donald Lawson
                                                CEO and President

                                  EXHIBIT INDEX



          Exhibit            Description
          -------            -----------

           99.1              Press release issued December 17, 1999.


                                       2